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[LOGO] ma(c)rovision                                     Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE
---------------------

                         MACROVISION CORPORATION REPORTS
          RECORD REVENUES AND PRO FORMA EARNINGS FOR THIRD QUARTER 2004

SANTA CLARA, Calif. (BUSINESS WIRE)--November 1, 2004--Macrovision Corporation (Nasdaq: MVSN) announced today that third quarter 2004 net revenues were a record $48.9 million, compared with $31.2 million in the third quarter of 2003, an increase of 57%. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense, impairment gains and losses on investments, and in-process research and development write-offs) were $11.2 million or 21% higher than the $9.3 million recorded in last year's third quarter. Pro forma diluted earnings per share for the quarter were $0.22, or 16% higher than the comparable pro forma earnings per share of $0.19 in the third quarter a year ago.

Net income for the third quarter of 2004 was $1.3 million. Diluted earnings per share for the quarter were $0.03.

Cash and cash equivalents, restricted cash, short-term investments and long-term marketable securities were $224.1 million as of September 30, 2004.

"We are very pleased with our third quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from continued strong performance in our enterprise software value management business, and our DVD and pay-per-view
(PPV) copy protection business. The third quarter was important to us for a number of reasons, including the closing of our acquisition of InstallShield(R) Software Corporation; additions to the customer base in our ISV and enterprise software value management business; expansion of our global customer support services to meet the needs of the growing worldwide customer base; and the release of our AdminStudio(TM) 6 solution suite. Revenues for the fourth quarter of 2004 are estimated to be in the $50-$53 million range, with pro forma EPS of $0.25-$0.27. For the full year 2004, we anticipate revenues of $172M-$175M, with pro forma EPS of $0.88-$0.90. These projections include the impact of the InstallShield acquisition for the second half of the year."

The Company continues to use pro forma reconciliation condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment gains and losses on investments, and in-process research and development write-offs) are excluded from the pro forma earnings calculation. This presentation may be considered more indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.


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Immediately following the Q3 earnings release, Macrovision will hold an investor conference call on November 1, from 5:00 p.m. to 6:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-218-0204 (OR INTERNATIONAL +1 303-262-2131) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on November 1, 2004 at 5:00 p.m. ET. Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's earnings conference call can be accessed until November 8, 2004.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11012112#. Access to the replay is available through November 2, 2004. The conference call script will be posted on the Company's website approximately 48 hours following the call and will be posted for 30 days.

ABOUT MACROVISION
Macrovision develops and markets digital product value management solutions for content publishers, software publishers, and enterprise IT departments. Macrovision's content protection technologies are embedded in over 8.5 billion DVD, VHS, and CD units representing over $115 billion of protected entertainment content. In addition, over 280 million DVD devices and digital set-top boxes contain Macrovision's technology. Our software solutions are deployed on more than 500 million desktops worldwide, and over $70 billion of software has been FLEXenabled. Macrovision holds a total of 759 issued and 479 pending United States and international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, key development labs and sales/service centers in Schaumburg, IL and the UK, and other international offices in Amsterdam, Tel Aviv, Tokyo, Hong Kong, Taipei and Seoul. More information about Macrovision can be found at WWW.MACROVISION.COM.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the features and benefits of the products of the Company.


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Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Reports on Form 10-K for 2003, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.


Macrovision provides pro forma earnings and pro forma earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Macrovision believes that this presentation of pro forma earnings and pro forma earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, Macrovision's management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.


                                      # # #

INVESTOR CONTACT:
Ian Halifax
Macrovision Corporation
+1 (408) 743-8600
ir-info@macrovision.com


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

                                              MACROVISION CORPORATION AND SUBSIDIARIES
                                       CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                       THREE MONTHS                          NINE MONTHS
                                                                    ENDED SEPTEMBER 30,                   ENDED SEPTEMBER 30,
                                                            ----------------------------------    ----------------------------------
                                                                 2004                2003               2004               2003
                                                            ---------------    ---------------    ---------------    ---------------
Net Revenues                                                 $      48,859      $      31,216      $     122,511      $      88,480
Costs and expenses:
    Costs of revenues, including amortization of                     8,478              2,753             14,802              7,727
intangibles of $2,403 and $855 for the three months
ended September 30, 2004 and 2003, respectively, and
$3,959 and $2,567 for the nine months ended September
30, 2004 and 2003, respectively
    Research and development                                         8,409              4,177             19,704             12,076
    Selling and marketing                                           11,227              6,539             28,553             19,415
    General and administrative                                       6,635              4,612             17,268             13,584
    Amortization of intangibles from acquisitions                        -                  -                  -                  -
    Deferred compensation expense relating to Globetrotter               -                609                185              2,129
    In-process research and development                              5,400                624              5,400                624
    Impairment losses (gains) on investments                         5,298                294              4,258              4,144
                                                            ---------------    ---------------    ---------------    ---------------

       Total costs and expenses                                     45,447             19,608             90,170             59,699
                                                            ---------------    ---------------    ---------------    ---------------

Income before interest and income taxes                              3,412             11,608             32,341             28,781
Interest and other income, net                                         755                842              2,468              2,895
                                                            ---------------    ---------------    ---------------    ---------------

Income before income taxes                                           4,167             12,450             34,809             31,676
Income taxes                                                         2,843      $       4,981             13,874             12,671
                                                            ---------------    ---------------    ---------------    ---------------

Net income                                                   $       1,324      $       7,469             20,935             19,005
                                                            ===============    ===============    ===============    ===============

Diluted earnings per share                                   $        0.03      $        0.15      $        0.42      $        0.39
                                                            ===============    ===============    ===============    ===============

Shares used in computing diluted earnings per share                 50,671             49,742             50,430             49,318
                                                            ===============    ===============    ===============    ===============


                                              MACROVISION CORPORATION AND SUBSIDIARIES
                       PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                       THREE MONTHS                          NINE MONTHS
                                                                    ENDED SEPTEMBER 30,                   ENDED SEPTEMBER 30,
                                                            ----------------------------------    ----------------------------------
                                                                 2004                2003               2004               2003
                                                            ---------------    ---------------    ---------------    ---------------

Net income                                                   $       1,324      $       7,469             20,935      $      19,005
Add:
    Amortization of intangibles from acquisitions
      (net of taxes)                                                 1,677                652              2,965              1,772
    Deferred compensation expense relating to Globetrotter               -                609                185              2,129
    In-process research and development (net of taxes)               3,456                390              3,456                390
    Tax impact of impairment losses on investments                   1,343                  -              1,343                  -
    Impairment losses on investments (net of taxes)                  3,393                168              2,725              2,591
                                                            ---------------    ---------------    ---------------    ---------------

Pro forma net income                                         $      11,193      $       9,288      $      31,609      $      25,887
                                                            ===============    ===============    ===============    ===============

Diluted earnings per share reconciliation:
    Net income                                               $        0.03      $        0.15      $        0.42      $        0.39
    Add:
      Amortization of intangibles from acquisitions
        (net of taxes)                                                0.03               0.01               0.06               0.03
      Deferred compensation expense relating to Globetrotter             -               0.01                  -               0.04
      In-process research and development (net of taxes)              0.07               0.01               0.07               0.01
      Tax impact of impairment losses on investments                  0.03                 -                0.03                  -
      Impairment losses on investments (net of taxes)                 0.06               0.01               0.05               0.05
                                                            ---------------    ---------------    ---------------    ---------------

    Pro forma diluted earnings per share                     $        0.22      $        0.19       $       0.63      $        0.52
                                                            ===============    ===============    ===============    ===============

Shares used in computing diluted earnings per share                 50,671             49,742             50,430             49,318
                                                            ===============    ===============    ===============    ===============

NOTES: (1)
Pro forma results for the three and nine months ended September 30, 2004 and 2003 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, write-offs of in-process research and development, the additional tax expense recorded in the three and nine months ended September 30, 2004 compared to our estimated annual 2004 effective tax rate of 36%, and impairment gains and losses on investments. These costs were $9,869 for the three month period ended September 30, 2004, and $10,674 for the nine month period ending September 30, 2004, net of taxes when applicable, using the Company's pro forma effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $224 and $674 for the three and nine months ended September 30, 2004, respectively. The format presented above is not in accordance with Generally Accepted Accounting Principles.


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                                    MACROVISION CORPORATION AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                                 (IN THOUSANDS)


                                                                    SEPTEMBER 30,             DECEMBER 31,
                                                                        2004                      2003
                                                               ----------------------    ---------------------
ASSETS
    Cash and cash equivalents                                   $             70,673      $            27,918
    Short-term investments                                                    88,791                   95,563
    Accounts receivable, net                                                  31,105                   30,169
    Prepaid expenses and other assets                                         20,579                   15,079
    Restricted cash                                                              851                        -
                                                               ----------------------    ---------------------

       Total Current Assets                                                  211,999                  168,729

    Property and equipment, net                                                8,561                    6,689
    Patents and other intangibles, net                                        10,721                   10,826
    Long-term marketable investment securities                                63,747                  146,151
    Goodwill                                                                  73,535                   28,630
    Other intangibles from acquisitions, net                                  33,410                    8,512
    Other assets                                                              16,225                   16,029
                                                               ----------------------    ---------------------

       TOTAL ASSETS                                             $            418,198      $           385,566
                                                               ======================    =====================

LIABILITIES
    Accounts payable                                            $              4,178      $             4,457
    Accrued expenses and income taxes payable                                 25,442                   25,936
    Deferred revenue                                                          15,437                   10,333
                                                               ----------------------    ---------------------

       Total Current Liabilities                                              45,057                   40,726

    Notes payable                                                                  -                        -
    Other liabilities                                                            881                      874
                                                               ----------------------    ---------------------

       TOTAL LIABILITIES                                                     445,938                   41,600

STOCKHOLDERS' EQUITY                                                         372,260                  343,966
                                                               ----------------------    ---------------------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                            $            418,198      $           385,566
                                                               ======================    =====================



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